Financial risk management	12 Months Ended
Dec. 31, 2020
Financial risk management
Financial risk management

19. Financial risk management

The Company’s Management Board is responsible for implementing the finance policy and for ongoing financial risk management. Therefore the Management Board has established a Risk Management Committee, which is responsible for developing and monitoring of the Group’s risk management policies, especially regarding financial risks. Generally the committee provides an overview of financial risks on a quarterly basis to the Management Board as part of the Company’s quarterly management reporting procedures.

The Company’s principal financial instruments are comprised of short‑term bank deposits at commercial institutions, bond funds, lease obligations and long‑term debt. The main purpose of the financial asset instruments is to provide a return on investments with minimal risk. The Company has other financial assets and liabilities including trade receivables and trade payables, which arise directly from its operations.

The main purpose of the financial liability instruments is to fund the Company’s operations and research and development activities. Portions of the long-term debt include two embedded derivative financial instruments, one recorded as a financial assets one recorded as a financial liabilities, related to a future interest payment which are linked to the Company’s stock price (Performance Participation Interest).

The main risks arising from the Group’s financial instruments are liquidity risk, foreign exchange risk, credit risk, interest rate risk and equity price risks. The measures taken by Management to manage each of these risks are summarized below.

Material transactions related to activities in the area of financial instruments like entering into loan agreements or investments in bond funds require the prior approval of the Chief Financial Officer. The Company did not enter into any derivative financial instruments for hedging purposes in 2020.

Management receives a weekly reporting of the current liquidity of the Group by entity. Furthermore, a monthly cash flow plan meeting has been established, where Management reviews the cash forecasts and the future development of flows of funds on an ongoing basis.

Foreign exchange risk

The Company is exposed to foreign exchange risk to the extent that there is a difference between the currencies in which sales, purchases and borrowings are denominated and the respective functional currencies of subsidiaries of the Group. The functional currencies of the parent company voxeljet AG and its subsidiaries are the Euro, U.S. Dollar, British Pound Sterling, Indian rupee and Chinese yuan renminbi. The majority of the sale, purchase and borrowing transactions are denominated in the functional currency of the parent company or its subsidiaries. The Company’s most significant foreign exchange risk relates to intercompany loans made to subsidiaries, as described below.

The Company invoiced 68% in 2020, 62% in 2019 and 70% in 2018 of total revenues in Euro. As revenues in foreign currency usually correspond to costs which are incurred in the same currency, we consider the risk as minor.

voxeljet has provided intercompany loans to its subsidiaries to finance their operations. The loans were granted in the local currency of the subsidiaries. Gains and losses from movements in exchange rates are recorded within other operating income or expense in the consolidated statement of comprehensive loss. 2020 the amount loaned to voxeljet UK by voxeljet AG totaled GBP 7.9 million (€ 8.7 million). A relative increase/decrease in the value of the Euro against the British Pound Sterling of 10% would lead to a loss of € 0.8 million/gain of € 1.0 million. As of December 31, 2019 the amount loaned to voxeljet UK by voxeljet AG totaled GBP 7.8 million (€ 9.1 million). A relative increase in the value of the Euro against the British Pound Sterling of 10% would have led to a loss of € 0.8 million.  The amount loaned to voxeljet America totaled to USD 9.0 million (€ 7.4 million) as of December 31, 2020. An increase/decrease in the value of the Euro against the U.S. Dollar of 10% would lead to a loss of € 0.7 million/gain of € 0.8 million. As of December 31, 2019 the amount loaned to voxeljet America totaled to USD 5.6 million (€ 5.0 million). An increase in the value of the Euro against the U.S. Dollar of 10% would have led to a loss of € 0.5 million.

For the year ended December 31, 2020, voxeljet generated 31.7% of its revenues in the eurozone. Additionally, the majority of the Company’s sourcing transactions are also transacted in Euros in that zone.

The significant exchange rates which have been applied during the years presented are disclosed in Note 3.

Interest rate risk

voxeljet’s principal interest-bearing positions are liabilities for bank borrowings and lease liabilities. These liabilities are entirely at a fixed interest rate, with one exception. As such, changes in market interest rates have no material effect on future interest expenses. A change of 10 base points in interest rates would increase or decrease interest expense by less than kEUR 2.

In connection with the first tranche amounting to € 10.0 million and the first portion of the second tranche (tranche B1) amounting to € 5.0 million, both related to the loan received by the EIB, the Company issued in each case a warrant, Performance Participation Interest (PPI), accounted for separately as derivative financial instruments from the host contract (loan financial liability), with changes in fair value reported in the consolidated statements of comprehensive loss until the derivative financial instruments settle or expire. Both portions of the loan are accounted for according to the effective interest method. The effective interest rate of the first tranche is 7.58% and of the first portion of the second tranche is 17.57%. In each case, the effective interest rates were imputed after bifurcation of each embedded derivative financial instrument on the date of the loan disbursement. Changes in the market interest rate will not affect the loan accounting. However, the derivative instruments are affected by changes in the risk-free rate. Increases in the risk-free rate will lead to a decrease of the fair value of the derivative instruments; decreases in the risk-free rate will lead to an increase in the fair value of the derivative instruments.

Equity price risk

The Company is also exposed to equity price risks which arise from embedded derivative financial instruments (PPI) bifurcated from the loans received by the EIB as mentioned above, which depend upon the Company’s share price. Changes in the Company’s share price will affect the value of the equity forward derivative instruments (increasing share prices as compared to the share price at disbursement date will lead to a negative fair value of the derivatives, decreasing share prices will lead to a positive fair value of the derivatives). An increase/decrease of the price per share by USD 1.00 leads to a decrease/increase of the derivative asset (Tranche A) by approximately kEUR 207. An increase/decrease of the price per share by USD 1.00 leads to a increase/decrease of the derivative liability (Tranche B1) by approximately kEUR 330.

Credit risk

Credit risk is the risk of the Company suffering a financial loss as the result of its counterparties being unable to perform their obligations. The Company is exposed to credit risk from its operating activities (mainly trade receivables) and from its financing activities, including deposits and investments with financial institutions. Therefore, the carrying amount of cash and cash equivalents, other current financial assets, and trade receivables represents the maximum credit exposure of € 15.4 million (2019: € 17.7 million).

The Company’s exposure to credit risk is influenced by the individual characteristics of each customer. However, Management also considers factors that influence the credit risk of its customer base, including the default risk of the industry and the country in which the customer operates. voxeljet seeks to minimize such risk by entering into transactions with counterparties that are believed to be creditworthy business partners or with financial institutions which meet high credit rating requirements. In addition, the portfolio of receivables and customer advances is monitored on a continuous basis. There were no customer loans outstanding as of December 31, 2020 and 2019. Since 2018, the Company calculates an expected credit loss (ECL) based on the risk scoring its customers’ according to an external rating agency. Following the risk score of each customer, the trade receivables are clustered into different grades. For each grade, the ECL is calculated after deducting from trade receivables a loss allowance based on actual credit loss experience.

December 31, 2020
		Equivalent to external
		credit rating	Weighted-average	Gross carrying	Impairment loss	Net carrying
Grades		(Standard & Poor’s)	loss rate	amount	allowance	amount
				(€ in thousands)
Grades 1-4:	Low risk	BBB+ to AAA	0.2%	1,686	2	1,684
Grades 5-7:	Fair risk	B+ to BBB	1.3%	2,209	29	2,180
Grades 8-9:	Substandard	CCC- to B	7.0%	876	61	815
Grade 10:	Doubtful	C to CC	25.0%	2	1	1
Grade 11:	Loss	D	100.0%	15	15	0
				4,788	108	4,680

December 31, 2019
		Equivalent to external
		credit rating	Weighted-average	Gross carrying	Impairment loss	Net carrying
Grades		(Standard & Poor’s)	loss rate	amount	allowance	amount
				(€ in thousands)
Grades 1-4:	Low risk	BBB+ to AAA	0.2%	2,400	4	2,396
Grades 5-7:	Fair risk	B+ to BBB	1.3%	3,132	42	3,090
Grades 8-9:	Substandard	CCC- to B	7.0%	233	16	217
Grade 10:	Doubtful	C to CC	25.0%	283	71	212
Grade 11:	Loss	D	100.0%	--	--	--
				6,048	133	5,915

The Group limits its exposure to credit risk by investing only in bond funds which are fully guaranteed by the financial institutions and therefore represents short term credit rating of A‑3 based on Standard & Poor’s or P‑2 based on Moody’s.

The bank deposit are held with financial institutions, which are rated BBB to A2 based on Standard & Poor’s and Moody’s.

Liquidity risk

Liquidity risk is the risk that voxeljet might not have sufficient cash to meet its payment obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Company’s approach to managing liquidity is to ensure, as far as possible, that it will have sufficient liquidity to meet its liabilities when they are due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the reputation of the Company. Liquidity risk is countered by systematic, day‑by‑day liquidity management whose fundamental requirement is that solvency must be guaranteed at all times. A major responsibility of management is to monitor the cash balances and to set up and update cash planning on a monthly basis to ensure liquidity. At all times cash and cash equivalents are projected on the basis of a regular financial and liquidity planning. The monitoring includes the expected cash inflows on trade and other receivables together with expected cash outflows from trade and other payables and financing liabilities. For further discussion see Note 2.

The following are the contractual cash flows of financial liabilities and trade payables at the reporting date. The amounts are gross and undiscounted and include contractual interest payments.

	December 31,
	2020
	(€ in thousands)

		Contractual cash flow
	carrying amount	Total	2 months or less	2-12 months	1-3 years	3-5 years	More than 5 years
Long-term debt	23,152	(31,280)	(295)	(25,236)	(915)	(625)	(4,209)
Lease liability	3,124	(3,715)	(71)	(341)	(1,627)	(637)	(1,039)
Trade payables	1,956	(1,956)	(1,956)	--	--	--	--
Total	28,232	(36,951)	(2,322)	(25,577)	(2,542)	(1,262)	(5,248)

	December 31,
	2019
	(€ in thousands)

		Contractual cash flow
	carrying amount	Total	2 months or less	2-12 months	1-3 years	3-5 years	More than 5 years
Long-term debt	17,546	(22,050)	(178)	(10,818)	(1,252)	(5,296)	(4,506)
Lease liability	3,610	(4,409)	(102)	(447)	(1,054)	(1,307)	(1,499)
Trade payables	2,797	(2,797)	(2,797)	--	--	--	--
Total	23,953	(29,256)	(3,077)	(11,265)	(2,306)	(6,603)	(6,005)

In spite of the significant cash outflow in 2020 and 2019, the Company’s short and mid-term liquidity needs are currently covered. This is supported through the current liquidity forecast including certain sensitivities. The 24-months business plan includes further raising of additional capital through additional debt, equity or other alternatives to ensure the cash requirements of the Company. The cash position of the Company has significantly improved in the first quarter of 2021 due to two successful capital increases in January and February 2021.